UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2007

(November 1, 2007)

BW ACQUISITION, INC.

(Exact name of registrant as specified in its charter)

Nevada 94-3377540

(State or other jurisdiction of (I.R.S. Employer

Incorporation or organization) Identification No.)

2765 Wrondel Way, #1

Reno, NV 89502

(Address of Principal Executive Office)(Zip Code)

(760) 732-5868

(Issuer's Telephone Number)

NA

(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act

(17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

(17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the

Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the

Exchange Act (17 CFR 240.13e-4(c)

The purpose of this current report on Form 8-K is to report a change in Officers of the Company.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On November 1, 2007 Dave Funderburk resigned as President, Secretary and Treasurer; and as the sole director appointed Lance Carson as President and Andrew Mercer as Secretary-Treasurer. Dave Funderburk will remain as the sole director of the Corporation.

SIGNATURES

In accordance with Section 13 of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BW ACQUISITION, INC.,

A Nevada Corporation

(Registrant)

By: /s/ David Funderburk

David Funderburk, Director

Date: December 17, 2007